UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K /A
Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

August 10, 2009

SKYE INTERNATIONAL INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-27549	88-0362112
(Commission File Number)	(IRS Employer Identification No.)

7701 E. Gray Rd, Suite 104 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

(480) 993-2300

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 11, 2009, the registrant filed a report on Form 8-K that its Board of Directors dismissed Moore & Associates, Chartered, its independent registered public accounting firm, on August 10, 2009. The registrant also reported that it engaged the accounting firm of Seale and Beers, CPAs, as its new independent registered public accounting firm.

The registrant is hereby amending its Form 8-K to report that on August 27, 2009, the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Moore & Associates, Chartered because of violations of PCAOB rules and auditing standards in auditing financing statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a PCAOB investigation.

The registrant has requested that Moore & Associates, Chartered furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Moore & Associates, Chartered has declined to issue a letter.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No.	Exhibits
16.1	Letter from Moore and Associates, Chartered, dated August 10, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K (1)

(1) Incorporated by reference to the exhibit to the registrant's current report on Form 8-K, filed August 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE International, Inc.

Date: September 4, 2009	By:	/s/ Perry Logan
Perry Logan
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.1	Letter from Moore and Associates, Chartered, dated August 10, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K (1)

(1) Incorporated by reference to the exhibit to the registrant's current report on Form 8-K, filed August 11, 2009.